                                                                  EXHIBIT 10.101


                                 FIFTH AMENDMENT
                                     TO THE
                     COMPUWARE CORPORATION ESOP/401(k) PLAN
                (AS AMENDED AND RESTATED EFFECTIVE APRIL 1, 2004)



WHEREAS, Compuware Corporation (the "Company") has established and maintains the Compuware Corporation ESOP/401(k) Plan (the "Plan), originally effective as of April 1, 1986, as most recently amended and restated effective as of April 1, 2004, and as subsequently amended by First, Second, Third, and Fourth Amendments; and

WHEREAS, pursuant to Section 11.01, the Plan Administrator has been delegated the authority to amend the Plan; and

WHEREAS, the Plan Administrator desires to amend the Plan to provide for a special allocation of Company contributions and forfeitures for the plan year ending March 31, 2007; and

WHEREAS, the Plan Administrator desires to amend the Plan in order to accomplish the merger of the ProviderLink 401(k) Plan; and

WHEREAS, the Plan Administrator desires to amend the Plan to clarify the application of the two-year restriction on in-service withdrawals or transfers from a participant's Company Contribution Account;

NOW THEREFORE, IN CONSIDERATION OF THE PREMISES, the Plan is amended as follows:

1. Section 2.45, "Merge Date," is amended, effective May 23, 2006, by adding the following:

                   August 2, 2006           ProviderLink 401(k) Plan

2. Section 2.46, "Merged Plans," is amended, effective May 23, 2006, by adding the following:

                  ProviderLink 401(k) Plan

3. Subsection (a)(2)(C) of Section 5.01(a), INVESTMENT OPTIONS, is amended and restated, effective April 1, 2006, to read as follows:

         (C) regardless of an Active or Former Active Participant's age or service, the funds are attributable to contributions that have been allocated to his or her Company Contribution Account for at least two anniversary years from the date the recordkeeper performed the allocation for the Plan Year, which date is no earlier than the date the contribution was deposited into the Trust. The two year restriction shall not apply to a Former Active Participant who no longer is an Employee.

4. Section 4.07, COMPANY DISCRETIONARY CONTRIBUTIONS, is amended, effective May 22, 2006, by adding a new subsection (h) that reads as follows:

         (f) The Company shall make a special mid-year contribution and allocation of Company Stock in an amount sufficient so that when added to forfeitures of Company Stock available for reallocation, each Participant who satisfies the eligibility requirements described in (1) and (2) of this subsection shall receive an allocation of 100 shares of Company Stock. To be eligible for this special allocation, as of May 22, 2006, a Participant must be:

                  (1) a U.S.-Based Employee; and

                  (2) an Active Participant, including an Active Participant on leave of absence as identified in the Company's Human Resources Information System, but excluding


                      (A) full-time hourly Employees unless they are on Services Microsoft Direct Cost assignment;

                      (B) Employees classified by the Company as Tier I or Tier II Executives covered under the Employer's fiscal year 2007 Executive Bonus Plan; and

                      (C) Employees who are summer interns hired for short-term employment between post-secondary school semesters.

IN WITNESS WHEREOF, the Company has caused this Fifth Amendment to the Compuware Corporation ESOP/401(k) Plan to be executed by its duly authorized representative this 23rd day of May, 2006.



                                                     COMPUWARE CORPORATION

                                                     By:  /s/  Kathy Igoe
                                                          ----------------------

                                                     Its:     Secretary
                                                           ---------------------